United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 20, 2025

Date of Report (Date of earliest event reported)

DT Cloud Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41967	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Orange Street London, United Kingdom	WC2H 7HF
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 7918725316

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	DYCQU	The Nasdaq Stock Market LLC
Ordinary Shares	DYCQ	The Nasdaq Stock Market LLC
Rights	DYCQR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

This amended Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by DT Cloud Acquisition Corporation (the “SPAC”) with the Securities and Exchange Commission (the “Commission”) on May 19, 2025 (the “Original 8-K”). The SPAC amends the Original 8-K with this Form 8-K/A to reflect the amendment to the Voting Agreements (as defined below).

As disclosed in the Original 8-K, the SPAC intends to enter into voting agreements with certain shareholders of the SPAC. SPAC further amended the form voting agreement (the “Voting Agreement”) and pursuant to the Voting Agreement, as amended, in the event a shareholder redeems 75% of the ordinary shares of the SPAC that such shareholder holds as of the dates of the Voting Agreements (the “Redemption Shares”) and foregoes the exercise of their redemption rights in connection with the remaining 25% of the ordinary shares of the SPAC that such shareholder holds as of the dates of the Voting Agreements (the “No-redeemed Shares”), the SPAC agrees to issue to such shareholder two (2) additional rights of the SPAC (the “Additional SPAC Rights”) for each No-redeemed Share for no additional consideration. The Additional SPAC Rights are not expected to be registered under the Securities Act of 1933, as amended (the “Securities Act”). Each seven Additional SPAC Rights shall entitle the holder thereof to receive one ordinary share of the SPAC at the closing of an initial business combination, which in turn will be converted into one ordinary share of Pubco. The ordinary shares of Pubco underlying the Additional SPAC Rights shall be registered on Form F-4 registration statement under the Securities Act to be traded on Nasdaq upon the consummation of the business combination.

The foregoing description of the form of Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Voting Agreement filed hereto as Exhibit 10.1 and incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the SPAC’s expectations regarding the entry into voting agreements. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly, including those risks set forth in the definitive proxy statement filed by the SPAC with the Securities and Exchange Commission (the “SEC”) on May 6, 2025, the SPAC’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and other documents filed with the SEC. Copies of such filings are available on the SEC’s website at www.sec.gov. The SPAC does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

The definitive proxy statement was mailed to the SPAC’s shareholders of record on or about May 6, 2025. Investors and security holders of the SPAC are advised to read the definitive proxy statement because it contains important information about the extraordinary general meeting and the SPAC. Investors and security holders of the SPAC may also obtain a copy of the definitive proxy statement, as well as other relevant documents that have been or will be filed by the Company with the SEC, without charge and once available, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

The SPAC and certain of its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the SPAC’s shareholders in respect of the proposals to be considered and voted on at the extraordinary general meeting. Information concerning the interests of the directors and executive officers of the Company is set forth in the definitive proxy statement, which may be obtained free of charge from the sources indicated above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

No.	Exhibits

10.1	Form of Voting Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2025

DT CLOUD ACQUISITION CORPORATION

By:	/s/ Shaoke Li
Name:	Shaoke Li
Title:	Chief Executive Officer